SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2020

HERITAGE NOLA BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55817	82-0688069
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

205 North Columbia Street, Covington, Louisiana		70433
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (985) 892-4565

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).        Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events

On July 16, 2020, Heritage NOLA Bancorp, Inc. (the “Company”) (OTC Pink Marketplace: “HRGG”), the parent company of Heritage Bank of St. Tammany (the “Bank”), filed a Form 15 with the Securities and Exchange Commission (“SEC”) to deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended.  Upon filing the Form 15, the Company’s obligation to file periodic reports with the SEC, including reports on Form 10-K, Form 10-Q and Form 8-K, and proxy materials was suspended. The Bank will continue to report detailed quarterly financial results to its regulators.
W. David Crumhorn, President and Chief Executive Officer of the Company, commented, “The Company is taking this action in order to reduce operating expenses.  We believe that the continuing increased costs and administrative burdens of public company status, including our reporting obligations with the SEC, outweigh the benefits of public reporting.  The Board of Directors believes that the expense reductions inherent in deregistering will benefit the Company and its stockholders and serve to enhance the long term value of the Company by allowing management to focus on the Company’s core banking operations as opposed to spending considerable time and expense to comply with SEC reporting requirements.”  Mr. Crumhorn also indicated that the Company intends to continue to post quarterly information regarding its results of operations and financial condition on www.heritagebank.org and will continue to provide stockholders with an annual report containing audited financial statements.
This Current Report on Form 8-K contains certain forward-looking statements that are based on assumptions and may describe future plans, strategies and expectations of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Certain factors that could cause actual results to differ materially from expected results include changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business of the Company and the Bank, and changes in the securities markets.  Except as required by law, the Company does not undertake any obligation to update any forward-looking statements to reflect changes in belief, expectations or events.
Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits: Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HERITAGE NOLA BANCORP, INC.
DATE: July 16, 2020	By:	/s/ W. David Crumhorn
W. David Crumhorn
President and Chief Executive Officer